THE GEORGE
                                                 PUTNAM FUND
                                                 OF BOSTON


[Artwork]


ANNUAL REPORT
July 31, 1995


[Putnam Logo]


Boston * London * Tokyo

PERFORMANCE HIGHLIGHTS

The George Putnam Fund of Boston continued to outpace much of the competition over the 12 months ended July 31, 1995. The fund's class A share total return at net asset value placed in the top 30% of the 179 balanced funds tracked by Lipper Analytical Services during the period, while the fund's class B share total return ranked in the top 39%. *

 FISCAL 1995 RESULTS AT A GLANCE
                                    CLASS A         CLASS B         CLASS M
 TOTAL RETURN:                    NAV     POP     NAV     CDSC    NAV     POP
-------------------------------------------------------------------------------
 (change in value during period
 plus reinvested distributions)
 12 months ended 7/31/95        17.73%  11.00%  16.87%   11.87%    --      --
-------------------------------------------------------------------------------
 Life of class M                   --      --      --       --  18.52%  14.40%
-------------------------------------------------------------------------------
                                    CLASS A         CLASS B         CLASS M
 SHARE VALUE:                     NAV     POP         NAV         NAV     POP
-------------------------------------------------------------------------------
 7/31/94                       $13.52  $14.34      $13.46          --      --
 12/1/94 (inception of
 class M shares)                   --      --          --      $12.77  $13.23
 7/31/95                       $14.90  $15.81      $14.83      $14.84  $15.38
-------------------------------------------------------------------------------
                                                     CAPITAL GAINS
                                                    LONG-      SHORT-
 DISTRIBUTIONS:                  NO.   INCOME        TERM        TERM   TOTAL
-------------------------------------------------------------------------------
 Class A                          4    $0.560      $0.309      $0.012  $0.881
 Class B                          4     0.461       0.309       0.012   0.782
 Class M                          2     0.272          --          --   0.272
-------------------------------------------------------------------------------
                                    CLASS A         CLASS B         CLASS M
 CURRENT RETURN                   NAV     POP         NAV         NAV     POP
-------------------------------------------------------------------------------
 (End of period)
 Current dividend rate (1)       3.76%   3.54%       3.13%       3.58%   3.46%
 Current 30-day SEC yield (2)    4.24    3.99        3.48        3.71    3.58
-------------------------------------------------------------------------------
  Performance data represent past results, are no assurance of future results, and will differ for each share class. For performance over longer periods, see pages 8 and 9. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares, which became effective 12/1/94. CDSC assumes 5% maximum contingent deferred sales charge. (1) Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2) Based only on investment income, calculated using SEC guidelines.

* Rankings by Lipper Analytical Services, an independent mutual-fund industry research organization, are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A and class B shares ranked 54 and 69, respectively, out of 179 balanced funds for 1-year performance through 7/31/95. Class A shares were ranked 32 out of 59 and 7 out of 28 balanced funds for 5- and 10-year performance, respectively, through 7/31/95. Class B shares were not ranked over 5- and 10-year periods. Class M shares were not ranked over the 1-, 5-, and 10-year periods. Past performance is not indicative of future results.

FROM THE CHAIRMAN                                [PHOTOGRAPH OF GEORGE PUTNAM]
                                                 * (C) KARSH, OTTAWA

DEAR SHAREHOLDER:

THE ROBUST RISE IN THE U.S. STOCK AND BOND MARKETS SO FAR IN 1995 HAS BEGUN TO MAKE SOME INVESTORS NERVOUS, WHILE OTHERS ANTICIPATE EVEN GREATER STRENGTH TO COME. PUTNAM TAKES THE MIDDLE VIEW.

GIVEN THE STOCK MARKET'S SUSTAINED ADVANCE, INTERMITTENT PULLBACKS ARE CERTAINLY POSSIBLE. MEANWHILE, THE BOND MARKET EXPERIENCED A MODEST CORRECTION DURING JU-LY, BEFORE LEVELING OFF NEAR THE END OF THE MONTH. NEVERTHELESS, OVER THE LONG TERM, WE BELIEVE THE ECONOMIC AND POLITICAL BACKDROP WILL CONTINUE TO BE FAVORA-BLE FOR EQUITY AND FIXED-INCOME PERFORMANCE.

ALTHOUGH THE STRONG MARKET RALLY HAS TAKEN U.S. STOCKS TO THE HIGHER END OF THEIR HISTORICAL VALUATION RANGE, WE BELIEVE THE INCREASED GLOBAL COMPETITIVE-NESS OF U.S. COMPANIES WILL SUPPORT THESE HIGHER LEVELS OVER THE LONG TERM. THE SUSTAINED DECLINE IN LONG-TERM INTEREST RATES THAT FUELED THE BOND-MARKET RISE IN THE FIRST HALF OF 1995 PLATEAUED BY THE END OF JULY. BUT THE FEDERAL RESERVE BOARD APPEARS TO HAVE CONCLUDED THAT SHORT-TERM RATES NEED NO FURTHER INCREASE, A PLUS FOR BOND INVESTORS.

IN THE FOLLOWING REPORT, EDWARD BOUSA, KENNETH TAUBES, AND ROSEMARY THOMSEN, MA-NAGERS OF THE GEORGE PUTNAM FUND OF BOSTON, REVIEW THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED JULY 31, 1995, AND PRESENT THEIR VIEWS ON FISCAL 1996.

RESPECTFULLY YOURS,


GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
SEPTEMBER 20, 1995


* (C) Copyright

REPORT FROM THE FUND MANAGERS
EDWARD P. BOUSA, LEAD MANAGER
KENNETH J. TAUBES
ROSEMARY H. THOMSEN

A combination of timely asset allocation and judicious stock selection enabled The George Putnam Fund of Boston to surpass most of its competition during the fiscal year ended July 31, 1995. The fund's 17.73% and 16.87% total returns at net asset value for class A and class B shares, respectively, eclipsed the 16.09% average return of the 179 balanced funds followed by Lipper Analytical Services over the period.

We attribute this outperformance to four key factors. Substantial weightings in stock-market sectors that either matched or exceeded the return of the overall market -- such as those of raw materials producers and banks -- provided a major boost to performance. The fund's fixed-income holdings advanced in tandem with its equity investments. We largely avoided electric utility stocks, which lagged the market by a significant margin. Finally, we kept the fund fully invested, enabling it to participate in the powerful rallies that characterized much of its 1995 fiscal year.

BASIC MATERIALS AND BANKS LEAD STOCK PORTFOLIO

Nearly 59% of the fund was invested in equities at the fiscal year's end. Hold-ings in the basic (i.e., raw) materials sector were the top performers; the stocks of companies producing various chemicals, papers, and metals advanced strongly as these manufacturers were able to maintain higher wholesale prices for their products.

In addition, we continued to focus on companies that we believe are undergoing positive fundamental change. A prime example is Weyerhaeuser, a major manufactu-rer of forest products. Along with naming a new president and introducing an am-bitious cost-cutting program, the company has implemented a management system known as "economic value added" (EVA).

Under the EVA system, managers must justify expenditures by demonstrating that the return on investment has a high probability of exceeding the company's cost of capital. The discipline of EVA is causing Weyerhaeuser to evaluate carefully the effect each capital expenditure may have on the corporation's profitability.

Holdings in the financial sector, chiefly large money center and superregional banks, also provided a substantial boost to fund performance. J.P. Morgan, Ban-kers Trust New York, and NationsBank, among others, benefited from falling inte-rest rates, increasing loan volumes, and in the case of J.P. Morgan, increased securities underwriting and trading revenues.

Given that electric utilities lagged the broader market considerably, our deci-sion to largely avoid this sector proved correct. Despite declining interest ra-tes during much of the fiscal year, electric-company stocks have not fully reco-vered from calendar 1994's depressed levels. Future utility deregulation and the threat of increasing competition have caused investors to discriminate more ca-refully among the stronger and the weaker electric companies.

We maintained limited commitments to the high-technology sector over the fiscal year. Although technology stocks have staged a powerful rally, many of the small and medium-sized companies that dominate this sector do not meet the dividend yield, price-to-book, and other valuation criteria that drive our stock-selec-tion process. One of our principal goals in managing the fund is to generate strong, competitive returns without

TOP 10 EQUITY HOLDINGS (7/31/95) *
-------------------------------------------------------------------------------
J.P. MORGAN & COMPANY
Multinational banking and finance
-------------------------------------------------------------------------------
PHILIP MORRIS COMPANIES
Multinational tobacco, food, and beer
-------------------------------------------------------------------------------
EXXON CORPORATION
Exploration, production, and distribution of oil and natural gas
-------------------------------------------------------------------------------
UNION PACIFIC CORPORATION
Railroad
-------------------------------------------------------------------------------
WEYERHAEUSER CORPORATION
Paper and forest products manufacturing
-------------------------------------------------------------------------------
NYNEX CORPORATION
Telecommunications
-------------------------------------------------------------------------------
BRISTOL-MYERS SQUIBB COMPANY
Pharmaceuticals, medical devices, and personal care products
-------------------------------------------------------------------------------
SPRINT CORPORATION
Telecommunications
-------------------------------------------------------------------------------
TRW, INC.
Auto parts manufacturing and credit information services
-------------------------------------------------------------------------------
U.S. WEST, INC.
Telecommunications
-------------------------------------------------------------------------------
* These holdings represent 11.4% of the fund's net assets. Portfolio holdings will vary over time.

exposing the portfolio to the higher levels of volatility and market risk often characteristic of fast-growing technology companies.

BOND PORTFOLIO ADDS TO FUND'S STRONG PERFORMANCE; FOREIGN HOLDINGS INCREASED

Anticipating a slowing economy and continuing mild inflation, and recognizing the attractive price levels to which bonds had fallen, we positioned the fund to benefit from the across-the-board bond-market rebound that began last November.

The bond-market's rally was buoyed by investors' expectations that the Federal Reserve Board would ease its monetary policy to avoid choking off the economy's moderating growth rate. These expectations were realized in July when the Fed cut its target for short-term bank-lending rates to 5.75%.

Perhaps the most significant change in the bond portfolio was a recent increase in foreign holdings. At the midpoint of the fiscal year, less than 1% of the fund was invested in foreign bonds. As of July 31, fully 6% was committed inter-nationally, with positions concentrated in the United Kingdom, Germany, and France.

European bond markets underperformed their U.S. counterpart throughout 1994 and, until recently, for much of calendar 1995. Given the U.S. market's pronounced rebound, we believed the European markets offered significantly greater value. Europe's export-driven economic recovery provided another reason to anticipate stronger fixed-income performance abroad. Given the expectation of a further slowdown in the U.S. economy, domestic demand for European products may weaken. Should that occur, the pace of Europe's recovery would also likely slow, provi-ding a favorable backdrop for bond-market performance. Interestingly, numerous European bond markets outperformed the U.S. market in July.

Given the U.S. dollar's strength late in the fiscal year, we maintained dollar hedges on the fund's foreign holdings, which benefit the fund when the dollar is strengthening against foreign currencies. Such hedges prevent losses that would otherwise occur when weaker currencies are exchanged for stronger dollars.

EQUITY APPROACH SOMEWHAT MORE DEFENSIVE; FINDING VALUE IN CORPORATE BONDS

In anticipation of continuing slow economic growth, we began to structure the fund's equity holdings somewhat more defensively during the final quarter of the fiscal year. We increased public

[Bar Chart - Page 5]

TOP INDUSTRY SECTORS (7/31/95) *
-------------------------------------------------------------------------------
Insurance and finance                  11.9 %
Utilities                              11.0 %
Oil and gas                             5.8 %
Consumer nondurables                    4.4 %
Transportantion                         4.1 %
Chemicals                               3.6 %
-------------------------------------------------------------------------------
* Based on net assets as of 7/31/95. Holdings will vary over time.

utility holdings -- taking advantage of attractive prices resulting from sus-tained weakness in the sector by adding telephone companies and selected elec-tric utilities. Furthermore, we took profits on many holdings that had performed well over the year.

At the same time, we began to increase corporate bond holdings selectively. Both investment-grade and high-yield corporates underperformed U.S. Treasuries during the fiscal year's final quarter as many market participants reduced their corpo-rate holdings, fearing an economic recession. Consequently, we now believe the corporate sector offers greater value than Treasuries.

While we expect the U.S. economy to proceed at a slow pace for the balance of calendar 1995, we nevertheless believe that U.S. companies will continue to post solid earnings. We expect, however, that most of this earnings growth will come from overseas operations. We further believe that a marginally stronger dollar -- which is what we anticipate -- will not short-circuit these earnings. If the dollar strengthens dramatically, however, overseas earnings will likely be redu-ced. Furthermore, a moderately stronger dollar could benefit bonds by reinfor-cing the notion that inflation is under control. (A stronger dollar makes U.S. imports less expensive.) We will continue to monitor economic and corporate de-velopments with a watchful eye toward risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed fa-vorably as of 7/31/95, there is no guarantee the fund will continue to hold the-se securities in the future. Foreign investments are subject to certain risks related to currency fluctuations and political developments that are not present with domestic investments.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assum-ing you held the shares through the entire period and reinvested all distribu-tions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over va-rying periods.

Performance should always be considered in light of a fund's investment strate-gy. The George Putnam Fund of Boston is designed for investors seeking capital appreciation and current income.

TOTAL RETURN FOR PERIODS ENDED 7/31/95
                        CLASS A             CLASS B              CLASS M
                     NAV       POP       NAV       CDSC       NAV       POP
-------------------------------------------------------------------------------
1 year             17.73%    11.00%    16.87%    11.87%        --        --
-------------------------------------------------------------------------------
5 years            67.39     57.74        --        --         --        --
Annual average     10.85      9.54        --        --         --        --
-------------------------------------------------------------------------------
10 years          230.36    211.26        --        --         --        --
Annual average     12.69     12.02        --        --         --        --
-------------------------------------------------------------------------------
Life of class B       --        --     35.74     32.74         --        --
Annual average        --        --      9.83      9.08         --        --
-------------------------------------------------------------------------------
Life of class M       --        --        --        --      18.52%    14.40%
-------------------------------------------------------------------------------
TOTAL RETURNS FOR PERIOD ENDED 6/30/95
(MOST RECENT CALENDAR QUARTER)
                        CLASS A             CLASS B              CLASS M
                     NAV       POP       NAV       CDSC       NAV       POP
-------------------------------------------------------------------------------
1 year             18.29%    11.47%    17.42%     12.42%       --        --
-------------------------------------------------------------------------------
5 years            66.20     56.64        --         --        --        --
Annual average     10.69      9.39        --         --        --        --
-------------------------------------------------------------------------------
10 years          222.14    203.65        --         --        --        --
Annual average     12.41     11.75        --         --        --        --
-------------------------------------------------------------------------------
Life of class B       --        --     33.54      30.54        --        --
Annual average        --        --      9.52       8.74        --        --
-------------------------------------------------------------------------------
Life of class M       --        --        --         --     16.68%    12.62%
-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/95
                     STANDARD & POOR'S       LEHMAN BROS.          CONSUMER
                         500 INDEX      GOV'T/CORP BOND INDEX   PRICE INDEX
-------------------------------------------------------------------------------
1 year                       26.07%                10.55%              2.76%
-------------------------------------------------------------------------------
5 years                      83.11                 57.91              16.95
Annual average               12.86                  9.55               3.18
-------------------------------------------------------------------------------
10 years                    306.34                161.96              41.47
Annual average               15.05                 10.10               3.53
-------------------------------------------------------------------------------
Life of class B              50.67                 31.40               9.32
Annual average               13.41                  8.74               2.77
-------------------------------------------------------------------------------
Life of class M              26.01                 12.53               1.87
-------------------------------------------------------------------------------
Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Effective 4/27/92, the fund began offering class B shares and on 12/1/94, class M shares. Performance data represent past results and will differ for each share class. Investment re-turns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

[Line Chart - Page 9]

GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------
              FUND'S CLASS A        LEHMAN BROS. GOV'T/CORP
               SHARES AT POP                     BOND INDEX      S&P 500 INDEX
-------------------------------------------------------------------------------
1985                  $ 9425                         $10000             $10000
1986                   12172                          12182              12833
1987                   15170                          12642              17884
1988                   14356                          13540              15790
1989                   17565                          15616              20811
1990                   18594                          16589              22138
1991                   20691                          18290              24972
1992                   23522                          21150              28158
1993                   25554                          23484              30605
1994                   26438                          23695              32192
1995                   31126                          26196              40634
-------------------------------------------------------------------------------
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $13,574 on 7/31/95 ($13,274 with a redemption at the end of the period). A $10,000 in-vestment in the fund's class M shares at inception on 12/1/94 would have been valued at $11,852 at net asset value as of 7/31/95 ($11,440 at the maximum applicable sales charge of 3.50%).

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabi-lities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

STANDARD & POOR'S 500 INDEX is an unmanaged list of common stocks that is fre-quently used as a general measure of stock market performance. *

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an unmanaged list of publi-cly issued U.S. Treasury obligations, debt obligations of U.S. government agen-cies (excluding mortgage-backed securities), and investment-grade corporate debt securities. *

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Index results assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. Securities in the fund's port-folio do not match those in the indexes and may pose different risks.

PUTNAM GROWTH FUNDS
Asia Pacific Growth Fund                  Capital Appreciation Fund *
Diversified Equity Trust                  Europe Growth Fund
Global Growth Fund                        Health Sciences Trust
Investors Fund                            Natural Resources Trust
New Opportunities Fund                    OTC Emerging Growth Fund
Overseas Growth Fund                      Vista Fund
Voyager Fund                              Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS
Balanced Retirement Fund ^^^              Convertible Income-Growth Trust
Equity Income Fund                        The George Putnam Fund of Boston
The Putnam Fund for Growth and Income     Growth and Income Fund II
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS
Adjustable Rate U.S. Government Fund      American Government Income Fund
Diversified Income Trust                  Federal Income Trust
Global Governmental Income Trust          High Yield Advantage Fund
High Yield Trust                          Income Fund
Intermediate U.S. Government Income Fund  Preferred Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Intermediate Tax Exempt Fund              Municipal Income Fund
Tax Exempt Income Fund                    Tax-Free High Yield Fund
Tax-Free Insured Fund
STATE TAX-FREE INCOME FUNDS +
Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGE (SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

MOST CONSERVATIVE INVESTMENTS ++
PUTNAM MONEY MARKET FUNDS:
California Tax Exempt Money Market Fund +
Money Market Fund
New York Tax Exempt Money Market Fund +
Tax Exempt Money Market Fund
CDs and savings accounts **

  * Temporarily closed to new investors.
  + Not available in all states.
 ++ Relative to above.
^^^ Formerly Putnam Managed Income Trust.
** Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured, _up to certain limits, by federal/state agencies. Savings accounts may also be insured up to certain limits.

    Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, in-cluding charges and expenses. Read it carefully before you invest or send money.

REPORT OF INDEPENDENT ACCOUNTANTS
For the Year Ended July 31, 1995

To the Trustees and Shareholders of
The George Putnam Fund of Boston

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all ma-terial respects, the financial position of The George Putnam Fund of Boston at July 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with gene-rally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibi-lity of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
September 19, 1995

PORTFOLIO OF INVESTMENTS OWNED
July 31, 1995

COMMON STOCKS (57.1%)*
NUMBER OF SHARES                                                         VALUE

AEROSPACE AND DEFENSE (0.3%)
-------------------------------------------------------------------------------
  66,000 Boeing Co.                                             $    4,422,000

AUTOMOTIVE (1.6%)
-------------------------------------------------------------------------------
 127,000 Chrysler Corp.                                              6,191,250
  94,900 Dana Corp.                                                  2,799,550
 450,000 Ford Motor Co.                                             12,993,750
                                                               ----------------
                                                                    21,984,550
BASIC INDUSTRIAL PRODUCTS (1.0%)
-------------------------------------------------------------------------------
  83,000 Ball Corp.                                                  3,071,000
  30,000 Deere (John) & Co.                                          2,696,250
 115,000 Harnischfeger Industries, Inc.                              4,312,500
  80,000 Varity Corp. +                                              3,750,000
                                                               ----------------
                                                                    13,829,750
BUILDING AND CONSTRUCTION (0.1%)
-------------------------------------------------------------------------------
  17,200 Armstrong World Industries, Inc.                              950,300
  13,800 Stanley Works (The)                                           546,825
                                                               ----------------
                                                                     1,497,125
BUSINESS EQUIPMENT AND SERVICES (1.9%)
-------------------------------------------------------------------------------
 183,000 Dun & Bradstreet Corp.                                     10,293,750
  42,000 IBM Corp.                                                   4,572,750
 101,100 Xerox Corp.                                                12,043,538
                                                               ----------------
                                                                    26,910,038
CHEMICALS (3.4%)
-------------------------------------------------------------------------------
 154,300 Dexter Corp.                                                3,683,928
 189,000 du Pont (E.I.) de Nemours & Co., Ltd.                      12,663,000
  70,600 Eastman Chemical Co.                                        4,518,400
  46,000 Grace (W.R.) & Co.                                          2,846,250
  60,000 Olin Corp.                                                  3,472,500
 352,900 Union Carbide Corp.                                        12,263,275
 259,000 Witco Chemical Corp.                                        8,417,500
                                                               ----------------
                                                                    47,864,853
CONGLOMERATES (1.6%)
-------------------------------------------------------------------------------
 240,500 Ogden Corp.                                                 5,381,188
 183,000 TRW, Inc.                                                  13,656,375
  50,000 United Technologies Corp.                                   4,200,000
                                                               ----------------
                                                                    23,237,563
CONSUMER DURABLE GOODS (0.3%)
-------------------------------------------------------------------------------
 75,000  Whirlpool Corporation                                       4,331,250

NUMBER OF SHARES                                                         VALUE

CONSUMER NON DURABLES (4.4%)
-------------------------------------------------------------------------------
 300,000 American Brands, Inc.                                  $   11,962,500
 189,600 Avon Products, Inc.                                        12,892,800
 175,000 Kimberly-Clark Corp.                                       11,090,625
 265,000 Philip Morris Cos., Inc.                                   18,980,625
 127,800 RJR Nabisco Holdings Corp. +                                3,530,475
  72,900 Springs Industries, Inc. Class A                            2,861,325
  71,200 Universal Corp.                                             1,530,800
                                                               ----------------
                                                                    62,849,150
CONSUMER SERVICES (0.7%)
-------------------------------------------------------------------------------
 167,000 Knight-Ridder, Inc.                                         9,393,750

ELECTRONICS AND ELECTRICAL EQUIPMENT (1.9%)
-------------------------------------------------------------------------------
 208,000 Eaton Corp.                                                11,622,000
 200,000 General Electric Co.                                       11,800,000
  91,000 Honeywell, Inc.                                             3,901,625
                                                               ----------------
                                                                    27,323,625
ENERGY-RELATED (0.1%)
-------------------------------------------------------------------------------
 100,000 Westcoast Energy, Inc.                                      1,512,500

ENVIRONMENTAL CONTROL (0.4%)
-------------------------------------------------------------------------------
 193,000 WMX Technologies, Inc.                                      6,031,250

FOOD AND BEVERAGES (1.3%)
-------------------------------------------------------------------------------
  83,000 Anheuser-Busch Cos., Inc.                                   4,616,875
  75,000 Fleming Companies, Inc.                                     1,978,125
 217,000 Flowers Industries, Inc.                                    3,987,375
  54,000 Heinz (H.J.) Co.                                            2,342,250
 121,000 Nestle S.A. ADR (Registered) (Switzerland)                  6,171,000
                                                               ----------------
                                                                    19,095,625
FOREST PRODUCTS (1.7%)
-------------------------------------------------------------------------------
  81,000 James River Corp.                                           2,703,375
 145,100 Potlatch Corp.                                              6,130,475
 331,000 Weyerhaeuser Co.                                           15,474,250
                                                               ----------------
                                                                    24,308,100
HEALTH CARE (2.8%)
-------------------------------------------------------------------------------
 164,000 American Home Products Corp.                               12,956,000
 219,900 Baxter International, Inc.                                  8,191,275
 214,000 Bristol-Myers Squibb Co.                                   14,819,500
 100,600 Upjohn Co.                                                  3,873,100
                                                               ----------------
                                                                    39,839,875
INSURANCE AND FINANCE (9.5%)
-------------------------------------------------------------------------------
 168,000 AON Corp.                                                   6,363,000
 157,000 Aetna Life & Casualty Co.                                   9,714,375
 120,544 Allstate Corp.                                              3,767,000
 214,000 American General Corp.                                      7,784,250
 165,000 BankAmerica Corp.                                           8,910,000
  72,921 Bankers Trust New York Corp.                                4,703,405

NUMBER OF SHARES                                                         VALUE

INSURANCE AND FINANCE (Continued)
-------------------------------------------------------------------------------
 275,000 Beneficial Corp.                                       $   13,028,125
  46,000 CIGNA Corp.                                                 3,708,750
 221,000 CoreStates Financial Corp.                                  8,066,500
  23,000 Federal National Mortgage Assn.                             2,153,375
 107,000 First Union Corp.                                           5,229,625
 185,000 Fleet Financial Group, Inc.                                 6,590,625
 278,000 Morgan (J.P.) & Co., Inc.                                  20,328,750
  60,000 National City Corp.                                         1,837,500
 224,000 NationsBank Corp.                                          12,572,000
 222,000 PNC Bank Corp.                                              5,466,750
 120,200 Provident Life & Accident Insurance Co. Class B             2,809,675
  98,000 SAFECO Corp.                                                5,733,000
 110,000 Synovus Financial Corp.                                     2,653,750
 121,000 Wilmington Trust Corp.                                      3,539,250
                                                               ----------------
                                                                   134,959,705
METALS AND MINING (0.6%)
-------------------------------------------------------------------------------
 114,000 Carpenter Technology Corp.                                  8,407,500

OIL AND GAS (5.0%)
-------------------------------------------------------------------------------
 140,000 Amoco Corp.                                                 9,415,000
  98,000 Chevron, Inc.                                               4,838,750
  76,000 Enron Corp.                                                 2,641,000
 254,600 Exxon Corp.                                                18,458,500
  68,100 Imperial Oil Ltd.                                           2,443,088
  71,600 Mobil Corp.                                                 6,998,900
 144,000 Occidental Petroleum Corp.                                  3,240,000
 185,000 Phillips Petroleum Co.                                      6,544,375
 123,200 Repsol S.A. ADS (Spain)                                     4,111,800
  34,000 Royal Dutch Petroleum Co. PLC ADR (Netherlands)             4,318,000
 246,000 Total Corp. ADS (France)                                    7,656,750
                                                               ----------------
                                                                    70,666,163
PHARMACEUTICALS (0.8%)
-------------------------------------------------------------------------------
 134,000 Warner-Lambert Co.                                         11,256,000

PHOTOGRAPHY (1.3%)
-------------------------------------------------------------------------------
 232,000 Eastman Kodak Co.                                          13,369,000
 132,000 Polaroid Corp.                                              5,659,500
                                                               ----------------
                                                                    19,028,500
PUBLISHING (0.6%)
-------------------------------------------------------------------------------
 110,000 McGraw-Hill, Inc.                                           8,456,250

REAL STATE (1.3%)
-------------------------------------------------------------------------------
 132,500 Duke Realty Investments, Inc.                               3,792,813
 179,700 Equity Residential Properties Trust                         5,301,150
 103,500 Evans Withycombe Residential                                1,992,375
  30,100 Health Care Inc.                                              613,288
 167,000 LTC Properties, Inc.                                        2,338,000
  50,000 Nationwide Health Properties, Inc.                          1,981,250
  87,000 Storage USA, Inc.                                           2,501,250
                                                               ----------------
                                                                    18,520,126

NUMBER OF SHARES                                                         VALUE

RETAIL (2.0%)
-------------------------------------------------------------------------------
 423,000 K mart Corp.                                           $    6,662,250
 192,000 Melville Corporation                                        6,912,000
 206,000 Penney (J.C.) Co., Inc.                                     9,965,250
 157,000 Sears, Roebuck & Co.                                        5,122,125
                                                               ----------------
                                                                    28,661,625
TELECOMMUNICATIONS (0.2%)
-------------------------------------------------------------------------------
 137,000 MCI Communications Corp.                                    3,288,000

TRANSPORTATION (3.2%)
-------------------------------------------------------------------------------
 155,000 Conrail, Inc.                                               9,571,250
 192,700 Consolidated Freightways, Inc.                              4,600,713
  56,000 Norfolk Southern Corp.                                      4,067,000
 413,800 Ryder System, Inc.                                         10,293,275
 262,200 Union Pacific Corp.                                        17,075,775
                                                               ----------------
                                                                    45,608,013
UTILITIES (9.1%)
-------------------------------------------------------------------------------
 229,000 American Telephone & Telegraph Co.                         12,079,750
 166,000 Bell Atlantic Corp.                                         9,503,500
 131,000 BellSouth Corp.                                             8,875,250
  91,265 Cinergy Corp.                                               2,372,890
 172,000 Consolidated Natural Gas Co.                                6,450,000
 139,000 Entergy Corp.                                               3,301,250
 119,000 Frontier Corp.                                              3,198,125
 373,000 NYNEX Corp.                                                15,386,250
 190,000 Pacific Enterprises                                         4,583,750
 224,000 Pacific Telesis Group                                       6,328,000
 210,000 Potomac Electric Power Co.                                  4,357,500
 155,000 Public Service Co. of Colorado                              4,901,875
 237,000 Scana Corp.                                                 5,125,125
 146,000 Shandong Huaneng Power ADR (China)                          1,222,750
 405,000 Sprint Corp.                                               13,871,250
 320,000 Texas Utilities Co.                                        10,840,000
 315,000 US West, Inc.                                              13,505,625
 126,000 WICOR, Inc.                                                 3,559,500
                                                               ----------------
                                                                   129,462,390
                                                               ----------------
         TOTAL COMMON STOCKS (cost $690,258,963)                  $812,745,276

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (19.1%)*
PRINCIPAL AMOUNT                                                         VALUE

$ 3,581,444 Federal Home Loan Mortgage Association 8 3/4s, with
            various due dates to June 1, 2009                     $  3,673,200
            Federal National Mortgage Association
    381,086   11s, with various due dates to March 1, 2016             423,242
    190,436   8 3/4s, July 1, 2009                                     196,684
 16,827,336   7s, with various due dates to December 1, 2024        16,417,090
 12,781,544 6s, Dwarfs, October 1, 2009                             12,298,146
            Government National Mortgage Association
      1,533   15s, September 15, 2011                                    1,755
    172,280   8s, with various due dates to January 15, 2020           177,552

PRINCIPAL AMOUNT                                                         VALUE

$15,989,601   7 1/2s, with various due dates to September 15,
              2023                                                $ 15,980,100
 24,500,000   7s, TBA, August 14, 2025 +++                          23,910,285
  2,844,896   7s, with various due dates to May 15, 2024             2,776,420
  6,152,832   6 1/2s, Midgets, with various due dates to June 15,
              2009                                                   6,047,068
  6,311,037   6s, Midgets, with various due dates to May 15, 2009    6,088,132
  3,270,000 U.S. Treasury Bonds 11 5/8s, November 15, 2004           4,425,226
 13,440,000 U.S. Treasury Bonds 11 1/8s, August 15, 2003            17,333,434
 18,825,000 U.S. Treasury Bonds 8 7/8s, August 15, 2017             22,942,969
 28,815,000 U.S. Treasury Bonds 8 1/8s, August 15, 2019             32,745,654
 18,845,000 U.S. Treasury Bonds 7 1/2s, November 15, 2024           20,296,630
 21,305,000 U.S. Treasury Notes 7 3/4s, January 31, 2000            22,589,905
 24,880,000 U.S. Treasury Notes 5s, January 31, 1999                24,024,626
 14,155,000 U.S. Treasury Strip zero %, May 15, 2003                 8,617,422
 13,910,000 U.S. Treasury Strip zero %, February 15, 2003            8,616,410
 30,440,000 U.S. Treasury Strip zero %, November 15, 2000           21,989,552
                                                               ----------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (cost $261,139,811)                                   $271,571,502

CORPORATE BONDS AND NOTES (9.3%)*
PRINCIPAL AMOUNT                                                         VALUE

ADVERTISING (--%)
-------------------------------------------------------------------------------
$   300,000 Outdoor Systems, Inc. sr. notes 10 3/4s, 2003         $    289,500

AEROSPACE AND DEFENSE (0.1%)
-------------------------------------------------------------------------------
    750,000 BE Aerospace sr. notes, 9 3/4s, 2003                       757,500
    700,000 Coltec Industries sr. note 9 3/4s, 2000                    724,500
                                                               ----------------
                                                                     1,482,000
AGRICULTURE (0.1%)
-------------------------------------------------------------------------------
  1,000,000 PSF Finance (L.P.) sr. notes 12 1/4s, 2004               1,031,750

AUTOMOTIVE (--%)
-------------------------------------------------------------------------------
    350,000 Lear Seating Corp. sr. sub. notes 11 1/4s, 2000            365,750

BUILDING AND CONSTRUCTION (--%)
-------------------------------------------------------------------------------
    300,000 Walter Industries Inc. sr. notes Ser. B, 12.19s, 2000      304,500

CHEMICALS (0.2%)
-------------------------------------------------------------------------------
    480,000 G-I Holdings, Inc. sr. disc. notes zero %, 1998            340,800
  1,640,000 Lyondell Petrochemical Co. notes 9 1/8s, 2002            1,807,165
    800,000 OSI Specialties Inc. sr. sub. notes 9 1/4s, 2003           820,000
                                                               ----------------
                                                                     2,967,965
COMPUTER EQUIPMENT (--%)
-------------------------------------------------------------------------------
    475,000 Computervision Corp. sr. notes 10 7/8s, 1997               486,875

CONGLOMERATES (0.1%)
-------------------------------------------------------------------------------
    500,000 ADT Ltd. sr. sub. notes 9 1/4s, 2003                       512,500
    400,000 Huntsman Corp. 1st mtge. 10 5/8s, 2001                     426,000
    350,000 MacAndrews & Forbes Holdings, Inc. sub. deb. notes
            13s, 1999                                                  350,438
                                                               ----------------
                                                                     1,288,938

PRINCIPAL AMOUNT                                                         VALUE

CONSUMER DURABLE GOODS (--%)
-------------------------------------------------------------------------------
$   159,209 Simmons Mattress Corp. 144A deb. 8s, 2003 +*        $      158,412

CONSUMER NON DURABLES (--%)
-------------------------------------------------------------------------------
    500,000 Playtex Family Products Corp. sr. sub. notes 9s, 2003      475,000

ELECTRONICS AND ELECTRICAL EQUIPMENT (0.1%)
-------------------------------------------------------------------------------
  1,000,000 Amphenol Corp. 144A sr. sub. notes 12 3/4s, 2002        1,135,000

ENTERTAINMENT (1.0%)
-------------------------------------------------------------------------------
    250,000 Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000         195,000
    500,000 Cablevision Systems Corp. sr. sub. deb. 10 3/4s, 2004      537,500
    250,000 Casino America, Inc. 1st mtge. deb. 11 1/2s, 2001          261,250
    300,000 Century Communications Corp. sr. notes 9 1/2s, 2005        303,750
    500,000 Harrahs Operation Inc. sr. sub. notes 10 7/8s, 2002        538,750
    175,000 Insight Communications Co. sr. sub. notes stepped-coupon
            8 1/4s (11 1/4s, 3/1/97), 2000 ++                          176,750
    325,000 Jones Intercable Inc. sr. notes 9 5/8s, 2002               341,250
    500,000 Marvel Parent Holdings, Inc. sr. secd. disc. notes
            zero %, 1998                                               352,500
  4,075,000 News America Hldgs, Inc. sr. notes 12s, 2001             4,582,134
  2,000,000 Tele-Communications, Inc. sr. deb. 9.8s, 2012            2,210,800
  4,000,000 Time Warner Inc. deb. 9 1/8s, 2013                       4,143,440
    500,000 Time Warner Inc. notes zero %, 2002 (exchangeable
            for various notes on 8/15/95)                              493,125
                                                               ----------------
                                                                    14,136,249
FOOD AND BEVERAGES (0.2%)
-------------------------------------------------------------------------------
  1,000,000 Safeway, Inc. med. term notes 8.57s, 2003                1,037,500
  1,692,000 Secured Restaurants Trust deb. 10 1/4s, 2000             1,878,577
    250,000 Stater Brothers sr. notes 11s, 2001                        247,500
                                                               ----------------
                                                                     3,163,577
FOREST PRODUCTS (0.1%)
-------------------------------------------------------------------------------
    350,000 Gaylord Container Corp. sr. sub. disc. deb.
            stepped-coupon zero % (12 3/4s, 5/15/96), 2005 ++          354,375
    500,000  Stone Container Corp. sr. sub. notes 9 7/8s, 2001         502,500
                                                               ----------------
                                                                       856,875
HEALTH CARE (0.4%)
-------------------------------------------------------------------------------
  2,320,000 Columbia Healthcare Corp. deb. 8.36s, 2024               2,472,122
    300,000 Continental Medical Systems Inc. sr. sub. notes,
            Ser. B, 10 3/8s, 2003                                      318,000
    250,000 Integrated Health Services 144A sr. sub. notes
            9 5/8s, 2002                                               254,375
  1,250,000 McGaw, Inc. sr. notes 10 3/8s, 1999                      1,296,875
    250,000 Multicare Cos., Inc. sr. sub. notes 12 1/2s, 2002          282,500
  1,050,000 Paracelsus Healthcare Corp. sr. sub. notes 9 7/8s,
            2003                                                     1,060,500
                                                               ----------------
                                                                     5,684,372

PRINCIPAL AMOUNT                                                         VALUE

INSURANCE AND FINANCE (2.4%)
-------------------------------------------------------------------------------
$   375,000 AIM Management Group sr. secd. notes 9s, 2003       $      371,250
  1,500,000 AMBAC Inc. deb. 9 3/8s, 2011                             1,734,915
  1,000,000 American Annuity Group, Inc. sr. sub. notes
            11 1/8s, 2003                                            1,040,000
  3,000,000 American Financial Group sub. notes 10 7/8s, 2011        2,997,480
  1,245,000 BAT Capital Corp. 144A med. term notes 6.19s, 2000       1,209,530
    750,000 Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005       731,250
    500,000 Comdata Network, Inc. sr. notes 12 1/2s, 1999              545,625
  5,200,000 Crestar Financial Corp. sub. notes 8 3/4s, 2004          5,681,000
  2,000,000 Goldman, Sachs & Co. deb. 144A, 8s, 2013                 1,995,080
  4,815,000 Great Western Financial Corp. notes 6 1/8s, 1998         4,769,065
    350,000 Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003          353,500
    250,000 Leucadia National sr. sub. notes 10 3/8s, 2002             272,813
  2,300,000 Midlantic Banks deb., 9 7/8s, 1999                       2,535,382
  2,000,000 Orion Capital Corp. sr. notes 9 1/8s, 2002               2,175,860
    800,000 PRT Funding Corp. sr. notes 11 5/8s, 2004                  712,000
    570,000 Phoenix RE Corp. 9 3/4s, 2003                              609,900
    350,000 Reliance Group Holdings, Inc. sr. notes 9s, 2000           346,500
  3,750,000 Riggs National Corp. sub. deb. 8 1/2s, 2006              3,787,500
  2,000,000 Society Bank & Trust 12 1/2s, 1999                       2,387,500
                                                               ----------------
                                                                    34,256,150
LODGING (0.1%)
-------------------------------------------------------------------------------
    250,000 HMH Properties Inc. 144A sr. notes 9 1/2s, 2005            245,000
    400,000 John Q. Hammons Hotels 1st mtge. notes 8 7/8s, 2004        382,000
    500,000 La Quinta Motor Inns, Inc. deb. 9 1/4s, 2003               518,750
                                                               ----------------
                                                                     1,145,750
MOTION PICTURE DISTRIBUTION (0.1%)
-------------------------------------------------------------------------------
    400,000 AMC Entertainment, Inc. sr. sub. deb. 12 5/8s, 2002        446,000
    770,000 Cinemark USA, Inc. sr. notes 12s, 2002                     839,300
                                                               ----------------
                                                                     1,285,300
OIL AND GAS (0.8%)
-------------------------------------------------------------------------------
    300,000 Chesapeake Energy Corp. 144A sr. notes 10 1/2s, 2002       297,000
  1,500,000 Occidental Petroleum Corp. sr. notes 11 3/4s, 2011       1,616,355
  4,710,000 Parker & Parsley Petro Co. sr. notes 8 7/8s, 2005        4,957,181
    350,000 Trans Texas Gas Corp. sr. secd. notes 11 1/2s, 2002        364,000
  3,930,000 Union Texas Petroleum sr. note 8 3/8s, 2005              4,119,131
                                                               ----------------
                                                                    11,353,667
PUBLISHING (0.1%)
-------------------------------------------------------------------------------
    160,000 General Media Corp. sr. secd. notes 10 5/8s, 2000          126,400
    500,000 World Color Press sr. sub. notes 9 1/8s, 2003              495,000
                                                               ----------------
                                                                       621,400

PRINCIPAL AMOUNT                                                         VALUE

RETAIL (0.6%)
-------------------------------------------------------------------------------
$ 1,000,000 County Seat Stores Inc. sr. sub. notes 12s, 2002    $      990,000
  4,087,000 K mart Corp. pass-thru certificate Ser. 95-K3,
            8.54s, 2015                                              4,046,130
    600,000 Loehmanns' Holdings, Inc. sr. sub. notes 13 3/4s,
            1999                                                       588,000
    500,000 Revco D.S., Inc. sr. notes 9 1/8s, 2000                    509,225
  2,000,000 Sears, Roebuck & Co. med. term notes 9.1s, 2012          2,277,620
    500,000 Service Merchandise Co., Inc. sr. sub. deb. 8 3/8s,
            2001                                                       460,000
                                                               ----------------
                                                                     8,870,975
TELECOMMUNICATIONS (0.1%)
-------------------------------------------------------------------------------
    500,000 Centennial Cellular Corp. sr. notes 8 7/8s, 2001           475,000
    750,000 Comcast Cellular Corp. sr. participating notes Ser.
            A, zero %, 2000                                            551,250
    250,000 NEXTEL Communications, Inc. sr. disc. notes
            stepped-coupon zero % (11 1/2s, 9/1/98), 2003 ++           151,250
    250,000 Rogers Cantel Mobile Inc. deb. 10 3/4s, 2001               260,625
                                                               ----------------
                                                                     1,438,125
TEXTILES (--%)
-------------------------------------------------------------------------------
    500,000 Reeves Industries Inc. bonds 11s, 2002                     526,250

TRANSPORTATION (0.9%)
-------------------------------------------------------------------------------
  2,850,000 AMR Corp. deb. 9.73s, 2014                               3,137,765
  1,000,000 Blue Bird Body Co. sub. deb. Ser. B, 11 3/4s, 2002       1,027,500
  2,000,000 Southwest Airlines Co. deb. 7 7/8s, 2007                 2,089,540
  2,675,000 United Air Lines, Inc. coll. bond, Ser. 91-C,
            10.36s, 2012                                             3,033,076
  1,000,000 United Air Lines, Inc. coll. bond, Ser. 91-E,
            10.36s, 2012                                             1,133,620
    750,000 United Air Lines, Inc. deb. Ser. 91-B2, 10 1/8s, 2015      820,583
    500,000 Viking Star Shipping sr. secd. notes 9 5/8s, 2003          496,250
    350,000 Westinghouse Air Brake Co. sr. notes 9 3/8s, 2005          363,125
                                                               ----------------
                                                                    12,101,459
UTILITIES (1.9%)
-------------------------------------------------------------------------------
  4,060,000 Arkla, Inc. notes 8 7/8s, 1999                           4,242,700
  2,460,000 Citizens Utilities Co. bonds 7.68s, 2034                 2,653,135
    350,000 Cleveland Electric Illuminating Co. Ser. B, 1st mtge.
            9 1/2s, 2005                                               345,188
    250,000 First PV Funding Corp. deb. 10.15s, 2016                   254,063
  2,225,000 Gulf States Utilities Co. 1st mtge. 8.7s, 2024           2,274,306
  1,615,000 Long Island Lighting Co. Ser. P, 5 1/4s, 1996            1,603,889
    637,549 Midland Cogeneration Ventures deb. 10.33s, 2002            666,239
  3,460,000 Public Service Co. of New Hampshire deb. 15.23s, 2000    4,000,625
  3,925,000 Texas New-Mexico Pwr. Utilities 1st mtge. 9 1/4s, 2000   4,132,122
  4,100,000 Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015   4,064,002
  2,850,000 Toledo Edison med. term. notes 1st mtge. Ser. A,
            7.82s, 2003                                              2,684,615
                                                               ----------------
                                                                    26,920,884
                                                               ----------------
            TOTAL CORPORATE BONDS AND NOTES (cost $130,732,265) $  132,346,723

FOREIGN GOVERNMENT BONDS AND NOTES (3.1%)*
PRINCIPAL AMOUNT                                                         VALUE

FRF 19,670,000 France (Government of) deb. 8 1/2s, 2002        $     4,424,988
FRF 56,936,000 France (Government of) OAT deb. 8 1/2s, 2003         12,808,395
FRF 20,860,000 France (Government of) BTAN 7s, 1999                  4,408,948
DEM 11,800,000 Treuhandanstalt (Republic of Germany Guarantee)
               7 1/8s, 2003                                          8,716,733
GBP  8,849,000 United Kingdom Treasury notes 7s, 2001               13,438,370
               TOTAL FOREIGN GOVERNMENT BONDS AND NOTES
               (cost $41,993,014)                               $   43,797,434

COLLATERALIZED MORTGAGE OBLIGATIONS (2.4%)*
PRINCIPAL AMOUNT                                                         VALUE
$ 1,891,396 Chase Mortgage Finance Corp. Ser. 93-3, Class B13,
            7.461s, 2024                                        $    1,189,215
            Housing Securities Inc.
  2,094,194   Ser. 91-B, Class B6, 9s, 2006                          2,058,854
    293,933   Ser. 93-J, Class J4, 6.66s, 2009                         229,957
    159,948   Ser. 93-J, Class J5, 6.66s, 2009                         108,565
    259,322   Ser. 94-1, Class AB1, 6 1/2s, 2009                       201,946
  6,791,828 Nationsbank of Texas N.A. 144A secd. notes, Ser.
            95-1, 7.7s, August 25, 1999                              6,807,877
  2,965,884 Prudential Home Loan Corp. Ser. 92-25, Class B3,
            8s, 2022                                                 2,391,244
            Prudential Home Mortgage Securities
    354,853   Ser. 94-31, Class B3, 8s, 2009                           296,796
  5,710,000   144A Ser. 95-C, Class B1, 7.84s, 2001                  5,711,784
  3,572,520   Ser. 93-B, Class 5B, 7.8366s, 2023                     2,209,380
  1,220,000   Ser. 95-D, Class B5, 7.539s, 2026                        765,550
  1,320,016   Ser. 92-13, Class B3, 7 1/2s, 2007                     1,124,902
  2,038,385   Ser. 93-E, Class 5B, 7.3935s, 2023                     1,170,797
  1,656,306   Ser. 93-36, Class M, 7 1/4s, 2023                      1,583,325
  3,908,899   Ser. 93-D, Class 2B, 7.1082s, 2023                     3,502,740
  3,538,513   144A Ser. 94-A Class 4B, 6.8s, 2024                    3,147,618
  1,291,869   144A Ser. 94-D Class 4B, 6.312s, 2009                  1,041,569
    757,766 Travelers Mortgage Security Corp. Ser. 84-1, 12s,
            2014                                                       838,279
                                                               ----------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (cost $33,757,275)                                  $   34,380,398

YANKEE BONDS AND NOTES (2.4%)*
PRINCIPAL AMOUNT                                                         VALUE

$   500,000 Banco Rio De La Plata notes, 8 3/4s, 2003           $      381,250
  2,700,000 British Columbia Hydro & Power Auth. deb.
            15 1/2s, 2011                                            3,098,250
  1,400,000 British Columbia Hydro & Power Auth. deb. 15s, 2011      1,552,250
    350,000 CF Cable TV sr. notes 9 1/8s, 2007                         350,875
  3,225,000 Den Danske Bank 144A sub. notes 6.55s, 2003              3,047,625
    450,000 Eletson Holdings, Inc. mtge. notes 9 1/4s, 2003            432,000
  2,000,000 Ford Capital BV deb. 9s, 1998                            2,134,520
  1,000,000 Fresh Del Monte Produce Corp. 144A sr. notes, Ser.
            B, 10s, 2003                                               830,000
    150,000 Grupo Industrial Durango notes 12s, 2001                   129,000
    350,000 Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s,
            2005                                                       353,500
  3,765,000 Noranda Inc. notes 7s, 2005                              3,675,468
  2,000,000 Nova Scotia (Province of) Canada deb. 9 1/4s, 2020       2,282,500

PRINCIPAL AMOUNT                                                         VALUE

$ 3,000,000 Petro Canada deb. 9 1/4s, 2021                      $    3,495,000
    350,000 Plitt Theatres, Inc. sr. sub. notes 10 7/8s, 2004          350,875
  6,265,000 Quebec (Province of) deb. 8 5/8s, 2005                   6,856,353
 11,000,000 Roche Holdings, Inc. cv. unsub. LYON (Liquid Yield
            Option Notes) zero %, 2010                               4,379,375
    350,000 Terra Nova Holdings sr. notes 10 3/4s, 2005                364,000
                                                               ----------------
            TOTAL YANKEE BONDS AND NOTES (cost $33,753,519)     $   33,712,841

CONVERTIBLE PREFERRED STOCKS (1.4%)*
NUMBER OF SHARES                                                         VALUE

     81,000 Ashland, Inc. $3.125, cv. pfd.`                     $    4,556,250
     65,000 Fieldcrest Cannon Ser. A, $3.00, cv. pfd.                3,380,000
    385,000 Freeport-McMoRan Copper Co., Inc. stepped-coupon
            $1.25 ($1.75, 8/1/96) ++                                 9,865,625
     54,000 Pittston Mineral Corp. $6.25, cv. pfd.                   1,890,000
                                                               ----------------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (cost $19,252,415)                                  $   19,691,875

CONVERTIBLE BONDS AND NOTES (1.2%)*
PRINCIPAL AMOUNT                                                         VALUE

$ 4,600,000 ADT Operations Inc. cv. sub. notes zero %, 2010     $    1,840,000
  3,800,000 AMR Corp. cv. sub. deb. 6 1/8s, 2024                     3,971,000
  7,800,000 Comcast Corp. cv. notes 1 1/8s, 2007                     3,802,500
  7,200,000 Hollinger, Inc. cv. LYON zero %, 2013                    2,187,000
  2,900,000 Liberty Property Trust cv. sub. deb. 8s, 2001            2,968,875
  1,200,000 Trenwick Group, Inc. cv. deb. 6s, 1999                   1,254,000
  1,119,000 WMX Technologies, Inc. cv. sub. notes 2s, 2005           1,018,290
                                                               ----------------
            TOTAL CONVERTIBLE BONDS AND NOTES
            (cost $15,644,410)                                  $   17,041,665

EUROBONDS (0.2%)* (cost $2,776,000)
PRINCIPAL AMOUNT                                                         VALUE
$ 3,500,000 Banco National Mexicana cv. Company Guaranty
            7s, 1999                                            $    2,782,500

ASSET-BACKED SECURITIES (0.1%)* (cost $870,966)
PRINCIPAL AMOUNT                                                         VALUE
$   881,153 Merrill Lynch Mortgage Investors Inc. sr. notes
            9.4s, 2009                                          $      926,312

UNITS (--%)* (cost $300,000)
NUMBER OF UNITS                                                          VALUE
        300 Decorative Home Accents 144A units 13s, 2002        $      300,750

WARRANTS (--%)*+ (cost $2,500)
NUMBER OF                                        EXPIRATION
WARRANTS                                               DATE              VALUE
        250 General Media Corp. 144A               12/31/00     $        2,500

SHORT-TERM INVESTMENTS (4.2%)*
PRINCIPAL AMOUNT                                                         VALUE

$20,000,000 Ciesco L.P. 5.68s, September 18, 1995               $   19,848,533
  6,000,000 Federal Home Loan Mortgage Corp. 5.58s,
            September 5, 1995                                        5,967,450
 19,075,000 Federal National Mortgage Assn. 5.88s,
            August 14, 1995                                         19,034,497
 15,000,000 Preferred Receivables Funding Corp. 5.72s,
            August 16, 1995                                         14,964,250
    250,000 Interest in $672,198,000 joint repurchase agreement dated July 31, 1995 with Morgan (J.P.) & Co., Inc.
            due August 1, 1995 with respect to various U.S.
            Treasury obligations -- maturity value of $250,040
            for an effective yield of 5.8%                             250,040
                                                               ----------------
            TOTAL SHORT-TERM INVESTMENTS (cost $60,064,770)     $   60,064,770
-------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST $1,290,545,908)***          $1,429,364,546
-------------------------------------------------------------------------------
  * Percentages indicated are based on net assets of $1,422,600,440, which correspond to a net asset value per class A share, class B share, class M share and class Y share of $14.90, $14.83, $14.84 and $14.92, respectively.

  + Non-income-producing security.

 ++ The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividends at this rate.

+++ TBA's are mortgage backed securities traded under delayed delivery commit-ments, settling after July 31, 1995. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the prin-cipal amount. Income on the securities will not be earned until settlement date. The cost of TBA purchases held at July 31, 1995 was $24,163,125.

 +* Income may be received in cash or additional securities at the discretion of the issuer.

*** The aggregate identified cost for federal income tax purposes is $1,291,334,170, resulting in gross unrealized appreciation and depreciation of $151,448,108 and $13,417,732, respectively, or net unrealized apprecia-tion of $138,030,376.

    ADR or ADS after the name of a holding stands for American Depository Receipt or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be re-sold in transactions exempt from registration, normally to qualified insti-tutional buyers.

FORWARD CURRENCY CONTRACTS TO SELL AT JULY 31, 1995

                       MARKET       AGGREGATE      DELIVERY         UNREALIZED
                        VALUE      FACE VALUE          DATE       DEPRECIATION

British Pounds    $12,983,565     $12,961,921       9/13/95         $ (21,644)
Deutschemarks       8,321,675       8,227,207       9/13/95           (94,468)
French Francs      22,202,525      21,483,621       9/13/95          (718,904)
                ---------------------------------------------------------------
                  $43,507,765     $42,672,749                       $(835,016)
                ---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,290,545,908) (Note 1)                       $1,429,364,546
-------------------------------------------------------------------------------
Cash                                                                 9,149,367
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           11,077,361
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                               4,836,295
-------------------------------------------------------------------------------
Receivable for securities sold                                      25,210,758
-------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,479,638,327

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                                    51,820,691
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                           1,160,613
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                         1,272,030
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                             2,339
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                              380
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)           1,113,112
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 407,433
-------------------------------------------------------------------------------
Payable for open forward contracts                                     835,016
-------------------------------------------------------------------------------
Other accrued expenses                                                 426,273
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   57,037,887
-------------------------------------------------------------------------------
NET ASSETS                                                      $1,422,600,440

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                 $1,253,377,592
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                         5,193,372
-------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Notes 1 and 3)                               26,024,192
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies (Note 1)                         138,005,284
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                                      $1,422,600,440

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($1,036,673,678 divided by 69,584,268 shares)                           $14.90
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.90) *                $15.81
-------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($224,165,548 divided by 15,116,495 shares) **                          $14.83
-------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($8,164,046 divided by 550,004 shares)                                  $14.84
-------------------------------------------------------------------------------
Offering price per class M share (100/96.5 of $14.84) *                 $15.38
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price of
class Y shares ($153,597,168 divided by 10,297,928 shares)              $14.92
-------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended July 31, 1995

INVESTMENT INCOME:
-------------------------------------------------------------------------------
Interest                                                        $   37,929,906
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $144,269)                          29,555,465
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                             67,485,371
-------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                     4,618,445
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                       3,077,548
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                       39,111
-------------------------------------------------------------------------------
Reports to shareholders                                                 94,149
-------------------------------------------------------------------------------
Auditing                                                                63,625
-------------------------------------------------------------------------------
Legal                                                                   27,637
-------------------------------------------------------------------------------
Postage                                                                115,258
-------------------------------------------------------------------------------
Registration fees                                                       25,143
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        31,254
-------------------------------------------------------------------------------
Distribution fees -- class A (Note 2)                                2,395,857
-------------------------------------------------------------------------------
Distribution fees -- class B (Note 2)                                1,784,739
-------------------------------------------------------------------------------
Distribution fees -- class M (Note 2)                                   13,891
-------------------------------------------------------------------------------
Other expenses                                                          13,527
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                      12,300,184
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               55,185,187
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    29,229,455
-------------------------------------------------------------------------------
Net realized gain on forward currency contracts and foreign
currency translation (Note 1)                                          204,736
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         122,588,291
-------------------------------------------------------------------------------
Net unrealized depreciation on forward currency contracts and
foreign currency translation during the year                          (813,354)
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                            151,209,128
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  206,394,315
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                         YEAR ENDED JULY 31
                                                       1995               1994
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                        $   55,185,187     $   39,558,384
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            29,434,191         44,582,928
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                           121,774,937        (52,949,946)
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 206,394,315         31,191,366
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
    Class A                                     (38,735,859)       (34,643,598)
    Class B                                      (5,837,212)        (3,998,103)
    Class M                                         (50,170)                --
    Class Y                                      (3,750,110)            (8,999)
-------------------------------------------------------------------------------
  From net realized gain on investments:
    Class A                                     (21,876,638)       (35,593,950)
    Class B                                      (3,901,612)        (4,555,816)
    Class Y                                      (1,862,529)                --
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                        156,156,398        329,150,086
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                    286,536,583        281,540,986
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                             1,136,063,857        854,522,871
-------------------------------------------------------------------------------
END OF YEAR (including undistributed net
investment income of $5,193,372 and $0,
respectively)                                $1,422,600,440     $1,136,063,857
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                        DECEMBER 1, 1994                   APRIL 1, 1994
                           (COMMENCEMENT           YEAR    (COMMENCEMENT
                          OF OPERATIONS)          ENDED   OF OPERATIONS)
                              TO JULY 31        JULY 31       TO JULY 31                   YEAR ENDED JULY 31
                                    1995           1995             1994           1995           1994          1993
-----------------------------------------------------------------------------------------------------------------------------------
                                 CLASS M                  CLASS Y                              CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                         $12.77         $13.54           $13.21         $13.46         $14.19        $14.22
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                .31            .66              .17            .52            .50           .56
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.03           1.63              .31           1.63           (.12)          .48
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS    2.34           2.29              .48           2.15            .38          1.04
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income               (.27)          (.59)            (.15)          (.46)          (.49)         (.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                        --           (.32)              --           (.32)          (.62)         (.48)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 (.27)          (.91)            (.15)          (.78)         (1.11)        (1.07)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $14.84         $14.92           $13.54         $14.83         $13.46        $14.19
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (a)            18.52(b)       18.00             3.65(b)       16.87           2.70          7.87
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                    $8,164       $153,597          $71,566       $224,166       $151,327       $81,983
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)               .93(b)         .66              .25(b)        1.66           1.71          1.66
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                      2.53(b)        4.78             1.34(b)        3.81           3.39          3.43
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            102.57         102.57           100.69         102.57         100.69         89.22
-----------------------------------------------------------------------------------------------------------------------------------

  * Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.

FINANCIAL HIGHLIGHTS (Continued)
(For a share outstanding throughout the period)

                          APRIL 27, 1992
                           (COMMENCEMENT
                          OF OPERATIONS)
                              TO JULY 31                                    YEAR ENDED JULY 31
                                    1992             1995           1994           1993           1992           1991
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                         $13.73           $13.52         $14.24         $14.24         $13.52         $13.39
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                .13 *            .63            .59            .62            .64            .69
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .53             1.63           (.11)           .52           1.12            .64
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS     .66             2.26            .48           1.14           1.76           1.33
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income               (.17)            (.56)          (.58)          (.66)          (.68)          (.68)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                        --             (.32)          (.62)          (.48)          (.36)          (.52)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 (.17)            (.88)         (1.20)         (1.14)         (1.04)         (1.20)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $14.22           $14.90         $13.52         $14.24         $14.24         $13.52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (a)             4.99(b)         17.73           3.46           8.64          13.68          11.28
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                   $11,946       $1,036,674       $913,171       $772,540       $622,129       $479,287
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)               .55(b)           .91            .95            .90           1.06            .94
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                       .84(b)          4.58           4.15           4.34           4.62           5.42
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             78.90           102.57         100.69          89.22          78.90          64.98
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES
The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class M and class Y shares. The fund commenced its public offering of class M shares on December 1, 1994. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class
A shares, and may be subject to a contingent deferred sales charge if those sha-res are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay ongoing distribution fees that are lower than class B shares and higher than class A shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B shares and class M shares, but do not bear a distri-bution fee. Class Y shares are sold to defined contribution plans that initially invest, or intend to invest, a specified amount in a combination of Putnam funds. Expenses of the funds are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class on-ly with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently fo-llowed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) SECURITY VALUATION Investments for which market quotations are readily avail-able are stated at market value, which is determined using the last reported sa-le price, or, if no sales are reported -- as in the case of some securities tra-ded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trus-tees. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional size trading units of such securities using methods based on market transactions for compa-rable securities and various relationships between securities which are gene-rally recognized by institutional traders.

B) JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment compa-nies managed by Putnam Investment Management, Inc., ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and cer-tain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) REPURCHASE AGREEMENTS The fund, and any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The fund's Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). In-terest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Discount on zero coupon bonds, original issue discount bonds, payment-in-kind bonds and stepped-coupon bonds is accreted according to the effective yield method.

E) FOREIGN CURRENCY TRANSLATION The accounting records of the fund are maintai-ned in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of in-vestment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid.

F) FORWARD CURRENCY CONTRACTS The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency chan-ges unfavorably. In addition, the fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management believes the likelihood of such a loss to be remote.

G) FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the In-ternal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefo-re, no provision has been made for federal taxes on income, capital gains or un-realized appreciation of securities held and excise tax on income and capital gains.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders are recorded by the fund on the ex-dividend date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accoun-ts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include losses on wash sale transactions, amortization of bond premiums and realized and unrea-lized gains and losses on forward foreign currency contracts. For the year ended July 31, 1995, the fund reclassified $1,618,464 to decrease undistributed net investment income, $1,760,510 to increase accumulated net realized gain on in-vestments and $142,046 to decrease paid-in capital. The calculation of net in-vestment income per share in the financial highlights table excludes these ad-justments.

I) TBA PURCHASE COMMITMENTS The fund may enter into "TBA" (to be announced) pur-chase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities they own. TBA purchase commitments may be con-sidered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unse-ttled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS
Compensation of Putnam Management for management and investment advisory servi-ces is paid quarterly based on the average net assets of the fund for the quar-ter. Such fee is based on an annual rate of 0.60% of the first $100 million of average net assets, 0.50% of the next $100 million, 0.40% of the next $300 mi-llion, 0.325% of the next $500 million and 0.30% of any amount over $1.0 bi-llion, subject to reduction in any year to the extent that expenses (exclusive of brokerage, interest, taxes, and distribution fees and ex-traordinary expenses) of the fund exceed 2.5% of the first $30 million of avera-ge net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 mi-llion and by the amount of certain brokerage commissions and fees (less expen-ses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative ser-vices to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $2,500 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company
(PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC. Investor servicing and custodian fees reported in the Statement of operations for the year ended July 31, 1995 have been reduced by credits allowed by PFTC, which amounted to $1,148,706.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Compa-ny Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provi-ded and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwri-ter received net commissions of $299,871 from the sale of class A shares, $9,902 from the sale of class M shares and $388,691 in contingent deferred sales char-ges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares purchased as part of an in-vestment of $1 million or more. For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $6,203 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES
During the year ended July 31, 1995, purchases and sales of investment securi-ties other than U.S. government obligations and short-term investments aggrega-ted $700,876,038 and $619,894,753, respectively. Purchases and sales of U.S. go-vernment obligations aggregated $648,539,281 and $580,240,771, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES
At July 31, 1995, there was an unlimited number of shares of beneficial interest authorized divided into four classes, class A, class B, class M and class Y ca-pital shares. Transactions in capital shares were as follows:

                                                   YEAR ENDED JULY 31, 1995
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 13,146,606            $180,553,042
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                3,834,615              50,531,572
-------------------------------------------------------------------------------
                                            16,981,221             231,084,614
-------------------------------------------------------------------------------
Shares repurchased                         (14,933,076)           (206,639,360)
-------------------------------------------------------------------------------
NET INCREASE                                 2,048,145           $  24,445,254
-------------------------------------------------------------------------------
                                                   YEAR ENDED JULY 31, 1994
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 18,507,700            $254,803,372
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                4,168,794              57,253,138
-------------------------------------------------------------------------------
                                            22,676,494             312,056,510
-------------------------------------------------------------------------------
Shares repurchased                          (9,401,901)           (129,535,680)
-------------------------------------------------------------------------------
NET INCREASE                                13,274,593            $182,520,830
-------------------------------------------------------------------------------
                                                   YEAR ENDED JULY 31, 1995
CLASS B                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                  5,418,159             $74,481,040
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                  682,650               8,962,991
-------------------------------------------------------------------------------
                                             6,100,809              83,444,031
-------------------------------------------------------------------------------
Shares repurchased                          (2,223,649)            (30,300,283)
-------------------------------------------------------------------------------
NET INCREASE                                 3,877,160             $53,143,748
-------------------------------------------------------------------------------
                                                   YEAR ENDED JULY 31, 1994
CLASS B                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                  6,533,139             $90,371,150
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                  586,214               8,011,100
-------------------------------------------------------------------------------
                                             7,119,353              98,382,250
-------------------------------------------------------------------------------
Shares repurchased                          (1,659,029)            (22,728,694)
-------------------------------------------------------------------------------
NET INCREASE                                 5,460,324             $75,653,556
-------------------------------------------------------------------------------
                                                              DECEMBER 1, 1994
                                                              (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                                 JULY 31, 1995
CLASS M                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                    593,067              $8,359,665
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                    3,587                  49,999
-------------------------------------------------------------------------------
                                               596,654               8,409,664
-------------------------------------------------------------------------------
Shares repurchased                             (46,650)               (638,771)
-------------------------------------------------------------------------------
NET INCREASE                                   550,004              $7,770,893
-------------------------------------------------------------------------------
                                                   YEAR ENDED JULY 31, 1995
CLASS Y                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                  5,778,282             $81,698,558
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                  423,222               5,612,640
-------------------------------------------------------------------------------
                                             6,201,504              87,311,198
-------------------------------------------------------------------------------
Shares repurchased                          (1,188,113)            (16,514,695)
-------------------------------------------------------------------------------
NET INCREASE                                 5,013,391             $70,796,503
-------------------------------------------------------------------------------
                                                                 APRIL 1, 1994
                                                              (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                                 JULY 31, 1994
CLASS Y                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                  5,361,674             $72,013,488
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                      685                   8,999
-------------------------------------------------------------------------------
                                             5,362,359              72,022,487
-------------------------------------------------------------------------------
Shares repurchased                             (77,822)             (1,046,787)
-------------------------------------------------------------------------------
NET INCREASE                                 5,284,537             $70,975,700
-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to section 852 of the Internal Revenue Code, the fund hereby designates $.309 per share (or if different, the amount necessary to offset net capital gain earned by the fund) for share classes A, B and Y as capital gain dividends for its taxable year ended July 31, 1995.

The fund has designated 38.58% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1996 will show the status of all distribu-tions paid to your account in calendar 1995.

OUR COMMITMENT TO QUALITY SERVICE

CHOOSE AWARD-WINNING SERVICE.

Putnam Investor Services has won the DALBAR Quality Tested Service Seal every year since the award's 1990 inception. DALBAR, an independent research firm, ran more than 80,000 tests of 55 shareholder service components. In every cate-gory, Putnam outperformed the industry standard.

HELP YOUR INVESTMENT GROW.

Set up a systematic program for investing with as little as $25 a month from a Putnam fund or from your checking or savings account. *

SWITCH FUNDS EASILY.

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY QUICKLY.

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam repre-sentative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

* Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market. Investors should consider their ability to con-tinue purchasing shares during periods of low price levels.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman                   William F. Pounds, Vice Chairman
Jameson Adkins Baxter                     Hans H. Estin
John A. Hill                              Elizabeth T. Kennan
Lawrence J. Lasser                        Robert E. Patterson
Donald S. Perkins                         George Putnam, III
Eli Shapiro                               A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam                             Charles E. Porter
President                                 Executive Vice President

Patricia C. Flaherty                      Lawrence J. Lasser
Senior Vice President                     Vice President

Gordon H. Silver                          Peter Carman
Vice President                            Vice President

Brett Browchuk                            Thomas V. Reilly
Vice President                            Vice President

Edward P. Bousa                           Kenneth J. Taubes
Vice President and Fund Manager           Vice President and Fund Manager

Rosemary H. Thomsen                       William N. Shiebler
Vice President and Fund Manager           Vice President

John R. Verani                            Paul M. O'Neil
Vice President                            Vice President

John D. Hughes                            Beverly Marcus
Vice President and Treasurer              Clerk and Assistant Treasurer

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objec-tives and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                                        ---------------
PUTNAM INVESTMENTS                                      Bulk Rate
                                                        U.S. Postage
THE PUTNAM FUNDS                                        PAID
One Post Office Square                                  Putnam
Boston, Massachusetts 02109                             Investments
                                                        ---------------






19841-001/880/242

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